UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 31, 2015
(Date of Report - date of earliest event reported)

Tekmira Pharmaceuticals Corporation
(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation or Organization)	001-34949 (Commission File Number)	98-0597776 (I.R.S. Employer Identification No.)

100-8900 Glenlyon Parkway Burnaby, British Columbia, Canada (Address of Principal Executive Offices)		V5J 5J8 (Zip Code)

(604) 419-3200
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2015, the board of directors (the “Board”) of Tekmira Pharmaceuticals Corporation (the “Company”) adopted a quorum policy to be applied to shareholder meetings of the Company that is in compliance with the NASDAQ quorum requirements (the “Quorum Policy”).  Pursuant to the Quorum Policy, the quorum for meetings of shareholders of the Company is the presence, in person or by proxy, of the holders of at least 33 1/3% of the issued and outstanding common shares of the Company. The Quorum Policy became effective immediately after approval by the Board, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On February 4, 2015, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of business acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits

	Exhibit No.	Description

	3.1	Quorum Policy of Tekmira Pharmaceuticals Corporation

	99.1	Press Release, dated February 4, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           February 5, 2015

TEKMIRA PHARMACEUTICALS CORPORATION

By:	/s/ Bruce G. Cousins
	Name:	Bruce G. Cousins
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Quorum Policy of Tekmira Pharmaceuticals Corporation

99.1	Press Release, dated February 4, 2015